CONFIDENTIAL TREATMENT REQUESTED

SIXTH AMENDMENT TO
AMENDED & RESTATED MASTER SERVICES AGREEMENT
This Sixth Amendment (“Sixth Amendment”) effective as of November 1, 2013 (“Sixth Amendment Effective Date”) is by and between Synacor, Inc. (“Synacor”) and Qwest Corporation, on behalf of itself and as agent for its Affiliates (“Client”) under which the parties hereto mutually agree to modify and amend the Amended & Restated Master Services Agreement, effective as of April 1, 2012, as amended (including the exhibits, schedules and amendments thereto, the "Agreement“) as provided in this Sixth Amendment. All terms defined herein shall be applicable solely to this Sixth Amendment. Any capitalized terms used herein, which are defined in the Agreement and are not otherwise defined herein, shall have the meanings ascribed to them in the Agreement.
WHEREAS, the parties desire to change the pricing of the F-Secure security product and to change other terms and conditions surrounding Client’s offering of the F-Secure security product to its Users.
NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend and modify the Agreement, effective as of the Sixth Amendment Date, as follows:
1.0    Effective Date: The parties agree that wherever the date January 1, 2012 is used to describe the effective date of the Agreement, together with any amendments thereto, such date shall be amended to be April 1, 2012, and where the term “Effective Date” is used in the Agreement, together with any amendments thereto, the term “Effective Date” shall mean April 1, 2012.
2.0 Internet Security Premium Product: Schedule D to the Agreement, Premium Product & Pricing Schedule is hereby amended as follows:
2.1    Section 1(a)(vi) of Schedule D to the Agreement is hereby amended by deleting the following:
“Client will offer the Internet Security Premium Product to its Residential Portal Users throughout the Term [*]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

2.2    Section 1(a)(vi) of Schedule D to the Agreement is hereby amended by correcting references to “this Section 1(a)(iv)” to be correctly stated as “this Section 1(a)(vi)” and Section 1(a)(vi) is hereby further amended by adding the following language at the end of the existing Section 1(a)(vi), as amended herein:
“Provided, however, that Client agrees that it shall not implement a marketing or messaging program that intentionally targets its Users who are then existing F-Secure internet security product users, Norton internet security products other than in connection with a marketing or messaging program intended to promote the upgrading of User’s premium high speed internet to a tier above the then current tier subscribed to by such User.
In addition, and provided that the Agreement is in full force and effect, Client agrees as follows: [*]
Notwithstanding anything contained in this Agreement to the contrary, Synacor shall have the additional obligation to monitor and report monthly to Client the number of Subscription Accounts (as indicated by the number of license keys provided for the product) for the F-Secure internet security product.”
3.0    Premium Product and Content Fees: The Sixth Bullet Point of Subsection 1(b) of
Schedule D to the Agreement is hereby deleted and the following is inserted in its place:
“Internet Security: Client’s cost shall be [*] per Subscription Account per month [*]
4.0    Amendment to Section 17: The parties agree that, effective as of the Effective Date, the first sentence of Section 17 of the Agreement is hereby amended and restated in its entirety as follows: “No change, modification or waiver to this Agreement will be effective unless in writing and signed by both parties by an authorized representative of each party.”

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

5.0    Scope of Amendment: This Sixth Amendment supersedes all proposals, oral or written, all negotiations, conversations, or discussions between or among the parties relating to the subject matter of this Sixth Amendment. This Sixth Amendment shall be integrated into, and form a part of, the Agreement as of the Sixth Amendment Effective Date. All terms and conditions of the Agreement shall remain unchanged except as expressly modified by this Sixth Amendment; and the terms of the Agreement as modified by this Sixth Amendment are hereby ratified and confirmed. If the terms of the Agreement conflict with those of this Sixth Amendment, the terms of this Sixth Amendment shall control. This Sixth Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.
IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment as of the date set forth below their respective signatures, to be effective as of the Sixth Amendment Effective Date.
SYNACOR, INC.    QWEST CORPORATION,
On behalf of itself and as agent for
Its Affiliates

By: /sb/    By: /rj/
Name: Scott Bailey    Name: Richard Jacobsen
Title: Chief Operating Officer    Title: Strategic Sourcing Manager
Date: 11/25/2013    Date: 10/30/2013

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